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                                                                   EXHIBIT 10(a)

[Bank One Logo]                                           Key Manager Incentive
Executive Compensation Plans                             Compensation (KMIC)Plan

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                              1994 Key Management
                          Incentive Compensation Plan

                         and Administrative Guidelines
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[BANK ONE LOGO]                                          Key Manager Incentive
Executive Compensation Plans                           Compensation (KMIC) Plan

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ESTABLISHMENT AND PURPOSE:

BANC ONE CORPORATION hereby establishes the "Key Management Incentive Compensation Plan" (the Plan) for key employees of the CORPORATION, its State Holding Companies, and its Affiliates.

The purpose of the Plan is to promote the interest of the CORPORATION and its shareholders by strengthening its ability to attract and retain key management talent and to motivate superior levels of performance.


PLAN ADMINISTRATION:

The Plan is administered by the Personnel and Compensation Committee of the Board of Directors of BANC ONE CORPORATION. Its findings and determinations regarding this plan are official and final.


ELIGIBILITY AND PARTICIPATION:

Participation in the Plan is limited to those officers and other key employees who, by the nature and scope of their positions, are materially responsible for the management, growth, and success of BANC ONE's businesses. Participation may be revoked at any time by the Plan Administrator. An employee whose participation is revoked will be notified, in writing, of such revocation as soon as practicable following such action.

Participation in the Plan will be determined on an annual basis. The following matrix should be used to determine the number of participants eligible in each affiliate.

                                                                   MINIMUM ASSET SIZE ($millions)
                                              100     200      300     400      500     900     2,000    4,000    5,000
                                              -------------------------------------------------------------------------
                NUMBER OF PARTICIPANTS        1-3     2-5      3-5     3-7      4-8     5-10    8-15     10-25    15-35

       (See Specific Positions below)





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[BANK ONE LOGO]                                           Key Manager Incentive
Executive Compensation Plans                            Compensation (KMIC) Plan

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ELIGIBILITY AND PARTICIPATION (CONT'D):

Specific Positions:

The following guidelines should be used in determining Plan participants.



The following positions, if they exist within the banking affiliate, may be included in the participant number, provided the total number of participants does not exceed the guideline established for the bank's asset size as shown above:


                    Chief Executive Officer
                    Chief Operating Officer
                    Chief Financial Officer
                    Chief Credit Officer
                    Head of Retail Banking
                    Head of Corporate Banking
                    General Counsel
                    Heads of major functions

In non-banking affiliates, the following positions should be included:


                    Chief Executive Officer
                    Chief Financial Officer

                    Key direct reports
                    Heads of major functions

Corporate staff units and state holding companies should have the following positions as participants:

                     Major state-wide function heads

                     Major corporate-wide function heads

                     Key direct reports responsible for major function segments



Employees approved for participation will be notified of their selection within a reasonable time after approval.

Mid-year Participation Modifications:

An individual who becomes eligible to participate in the Plan during the Plan year may be recommended and approved for a partial year of participation. In such case, the participant's award shall be prorated based on the number of full months of participation. However, the BANC ONE Chief Executive Officer
(CEO), subject to Corporate Compensation Committee approval, may authorize an unreduced award.





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[BANK ONE LOGO]                                           Key Manager Incentive
Executive Compensation Plans                            Compensation (KMIC) Plan

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The participation of a KMIC participant whose incentive category level is changed during the Plan Year will be pro-rated between the respective base pay and target award levels of each assignment.

AWARD DETERMINATION

Target Award Level:

Target Award levels are expressed in terms of a percentage of Base Pay. Base Pay is the salary earned while participating in the Plan.

At the beginning of the Plan Year, Target Award levels will be established for each participant. The Target Award opportunity will vary in relation to the participant's duties and responsibilities. The 1994 Target Award level guidelines are shown below.

                                                                         GRADE
          --------------------------------------------------------------------------------------------------------------
               POSITION         12         13        14         15         16         17        18         19        20
          --------------------------------------------------------------------------------------------------------------
                CEOS,
              CORPORATE,      15-20%     20-25%    25-30%     25-30%     25-30%     30-35%    30-35%     35-40%      40%
              STATE-WIDE
          --------------------------------------------------------------------------------------------------------------
          OTHER  POSITIONS    10-15%     10-20%    15-25%     20-25%     20-25%     25-30%    25-30%     30-35%    30-35%


Please Note:  Participants who are new to their positions should participate at the lower end of the range for their grade, thus allowing for growth of opportunity as they establish and prove themselves in their role over time.


Earnings Performance Thresholds:

An overall Earnings performance threshold has been established by the Chairman of BANC ONE CORPORATION. Likewise, earnings performance thresholds will be established at the holding company and affiliate levels. If the threshold for earnings for any of these organizational levels is not met, no awards will be paid to anyone within that organization.

For example, if a state holding company threshold is not met, no awards will be paid to any participants from the affiliates in that state holding company regardless of individual affiliate performance. If the threshold for BANC ONE CORPORATION is not met, no awards will be paid under this plan.





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[BANK ONE LOGO]                                           Key Manager Incentive
Executive Compensation Plans                            Compensation (KMIC) Plan

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Actual Award Level:

The actual award level will be determined using combined calculations from the performance measures for each organizational level or measurement category below, according to the weightings for each category shown for various management levels.


                              1994 KMIC WEIGHTING:

               ----------------------------------------------------------------------------------------------
                           BANC ONE    BANC ONE     Holding     Holding    Affiliate    Affiliate   Affiliate
                   Wtg     CEO/Pres      Staff      Company     Company       Bank        Bank      Division
                                                   CEO/Pres      Staff      CEO/Pres      Staff     Head (2)
               ----------------------------------------------------------------------------------------------
    BANC ONE                 100%         50%         15%
---------------           -----------------------------------------------------------------------------------
   Holding Co                                         35%         50%         15%          5%          5%
---------------    50%    -----------------------------------------------------------------------------------
    Aff/Bank                                                                  35%          45%         20%
---------------           -----------------------------------------------------------------------------------
    Division                                                                                           25%
---------------           -----------------------------------------------------------------------------------
---------------           -----------------------------------------------------------------------------------
   NIE/Revenue     20%                    20%         20%         20%         20%          20%         20%
---------------           -----------------------------------------------------------------------------------
---------------           -----------------------------------------------------------------------------------
     Credit                                           10%                     10%                      10%
   Quality (1)     30%
---------------           -----------------------------------------------------------------------------------
 Discretionary                            30%         20%         30%         20%          30%         20%
===============           ===================================================================================
    TOTAL         100%       100%        100%        100%         100%        100%        100%        100%
---------------           -----------------------------------------------------------------------------------

(1) If a weighting in this category is not applicable to a position, the weighting is to be included in Discretionary.
(2) This category is applicable only to banks with assets greater than $1 billion.


Earnings Performance Measures:

Earnings performance measures are established and provided for each organizational level. Each participant's objectives reflect a combination of key results at various organizational level (Corporate, State, and Affiliate) and discretionary performance goals and are communicated to each participant early in the year.

These objectives may be modified at any time by the Chairman of BANC ONE CORPORATION recognizing that there may be significant unanticipated, non-recurring gains or losses in income which should be considered, depending upon the extent to which they have materially influenced the CORPORATION's ability to meet the performance goals.





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[BANK ONE LOGO]                                           Key Manager Incentive
Executive Compensation Plans                            Compensation (KMIC) Plan

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PAYMENT OF AWARDS:

At the end of each Plan Year, awards will be computed for each participant. Award amounts may vary above or below the Target Award level based on the assessment of performance results at each organizational level. A payout limit expressed in terms of a flat percentage of Net Income may be determined for each organizational level by the Corporate Compensation Committee each Plan Year.

Payment of Awards will be made in cash, subject to applicable withholding, as soon as practicable after year-end results are reviewed and individual awards are approved.

TERMINATION OF EMPLOYMENT:

In the event a participant's employment is terminated due to death or total and permanent disability (as determined by the Corporate Compensation Committee), the participant's award will be reduced to reflect the partial year of participation. This reduction will be determined by multiplying the award by a fraction, the numerator of which is the months of participation through the date of termination rounded up to whole months and the denominator of which is twelve (12). The participant's award will be paid as soon as practicable following the end of the Plan Year, according to the Beneficiary Designation Form on file.

In the event a participant's employment is terminated for reasons other than death or disability, all rights to an award for the Plan Year will be forfeited.

GENERAL PROVISIONS:

 A) The Plan may be modified, amended, or terminated at any time by the Board of Directors. The existence of the Plan does not obligate or bind BANC ONE CORPORATION or its affiliates to pay an award to any participant (or beneficiary) nor does any participant (or beneficiary) attain any vested, non-forfeitable right to an award until the award has been finalized and approved for payment by the Board of Directors.

 B) Any and all payments made under the Plan shall be subject to applicable federal, state, or local taxes required by the law to be withheld.

 C) Amounts paid under this Plan will not be considered compensation for purposes of other BANC ONE qualified benefit plans unless specifically provided for in such plans. The treatment of these amounts under any non-qualified benefit plans will be determined according to the provisions of such plans.





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[BANK ONE LOGO]                                           Key Manager Incentive
Executive Compensation Plans                            Compensation (KMIC) Plan

--------------------------------------------------------------------------------

GENERAL PROVISIONS (CONT'D):

 D) If a participant has been designated as eligible to participate in the BANC ONE Incentive Compensation Deferral Plan, an award or portion thereof granted under the Plan may be deferred pursuant to the terms of that plan, provided a timely deferral election is made by the participant.

 E) Except as specifically provided herein or as may otherwise be required by law, no undistributed bonus amount payable to the participant in the Plan may be sold, transferred, or assign or encumbered, in whole or in part, by a participant, and any attempt to so alienate or subject any such amount shall be void.





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